Exhibit 10.1
FIRST AMENDMENT, dated as of January 22, 2007 (this “Amendment”) to the Amended and Restated Credit Agreement (2006-A), dated as of December 15, 2006 (the “Agreement”), by and among AIRCASTLE INVESTMENT HOLDINGS 2 LIMITED (“Bermuda Holding 2 Limited”), an exempted company organized and existing under the laws of Bermuda, AIRCASTLE IRELAND NO. 1 LIMITED (“AI 1 Ltd.”), a limited liability company incorporated in Ireland, AIRCASTLE IRELAND NO. 3 LIMITED (“AI 3 Ltd.”), a limited liability company incorporated in Ireland, and certain Holdings Subsidiary Trusts and Holdings SPCs designated as Borrowing Affiliates (such Holdings Subsidiary Trusts and Holdings SPCs being referred to individually as a “Borrower” or collectively as the “Borrowers”), JPMORGAN CHASE BANK, N.A., as administrative agent (the “Administrative Agent”) and certain lenders from time to time parties thereto. Capitalized terms used but not otherwise defined in this Amendment shall have the meanings set forth in the Agreement and the rules of interpretation set forth therein shall apply to this Amendment.

W I T N E S S E T H:

WHEREAS, Bermuda Holding 2 Limited, AI 1 Ltd., AI 2 Ltd., the Borrowers, the Lenders and the Administrative Agent are parties to the Agreement;

WHEREAS, the Borrowers have requested that the Lenders amend the Agreement, as more fully described herein; and

WHEREAS, the Lenders are willing to agree to such amendment, but only upon the terms and subject to the conditions set forth herein;

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.	Amendment to Section 1.1 of the Agreement.

Subsection 1.1 of the Agreement is hereby amended by deleting the following defined terms: “Individual Asset Borrowing Base” and “Total Revolving Credit Commitment” and inserting, in proper alphabetical order, the following new defined terms and related definitions:

(a)  “ACS 2007-1 Securitization” means a securitization of any interests in or leases of Financed Eligible Assets or other permanent public or private capital markets transaction secured by Financed Eligible Assets (which, in each case, does not constitute bridge or interim financing) for the benefit of the Parent, an Affiliate thereof, or any of its Subsidiaries, occurring after the date hereof.

(b)  “Adjusted Purchase Price” of an Eligible Asset means the Purchase Price of such Eligible Asset plus, without duplication of amounts included in the Purchase Price of such Eligible Asset, the costs incurred in connection with any Approved Improvements or any Qualified Conversion related to such Eligible Asset.

(c)  “First Amendment” means the First Amendment to the Agreement dated as of January 19, 2007, among Bermuda Holding 2 Limited, AI 1 Ltd., AI 2 Ltd., the Borrowers, the Lenders and the Administrative Agent.

(d)  “First Amendment Effective Date” means the date on which the conditions precedent set forth in paragraph 6 of the First Amendment shall have been satisfied or waived.

(e)  “Individual Eligible Asset Borrowing Base” with respect to any Eligible Asset means (a) prior to the date that is twelve months after the date a Loan is made to acquire such Eligible Asset, the Adjusted Purchase Price of such Eligible Asset and (b) any time thereafter, 95% of the Adjusted Purchase Price of such Eligible Asset.

(f)  “Interim Maturity Date” means the earlier of (a) (i) June 30, 2007 or (ii) if the fee referred to in clause (iii) of Section 2.10 is paid to the Lenders on or prior to June 30, 2007, December 31, 2007 and (b) the closing date with respect to the ACS 2007-1 Securitization.

(g)  “Total Revolving Credit Commitment” means, on any date prior to the Interim Maturity Date, a principal amount equal to $1,250,000,000, and thereafter, $1,000,000,000, in each case as may be reduced from time to time in accordance with Section 2.7.

2.  Amendments to Sections 2.3(b) of the Agreement. Subsection 2.3(b) of the Agreement is hereby amended by adding at the end thereof the following:

“(v) If as of the Interim Maturity Date the aggregate principal amount of the Loans outstanding shall be in excess of $1,000,000,000, the Borrowers shall prepay the Loans in an amount equal to the amount necessary to cause the aggregate outstanding principal amount of the Loans to be equal to or less than $1,000,000,000.”

3.  Amendments to Section 2.10 (Fees) of the Agreement. Subsection 2.10 (Fees) of the Agreement is hereby amended and restated in its entirety to read as follows:

“Borrower (i) shall pay the fees specified in the Fee Letters on the dates specified therein, (ii) shall pay a commitment fee for the period from and including the date hereof to the Revolving Credit Termination Date, computed at a rate of 0.125% per annum on the average daily amount of the available unused Revolving Credit Commitment of such Lender during the period for which payment is made, payable monthly in arrears on each Fee Payment Date, commencing on the first such date to occur after the date hereof, and (iii) may, at its election, pay, on or prior to June 30, 2007, a fee equal to the product of 0.250% and $250,000,000 so that the Interim Maturity Date is extended as contemplated by clause (a)(ii) of the definition thereof.”

4.  Amendment to Exhibit A to the Credit Agreement. Exhibit A to the Credit Agreement shall be replaced in its entirety with a new Exhibit A attached as Annex I to this Amendment.

5.  Conditions to Amendment Effective Date. This Amendment shall become effective upon the date (the “Amendment Effective Date”) when the following conditions are satisfied:

(a)  Counterparts. The Administrative Agent shall have received counterparts of this Amendment, duly executed and delivered by Bermuda Holding 2 Limited, AI 1 Ltd., AI 2 Ltd., the Borrowers and the Lenders;

(b)  No Default. No Default or Event of Default shall have occurred and be continuing on such date or after giving effect to the transactions contemplated herein; and

(c)  Representations and Warranties. Each of the representations and warranties made by the Credit Parties in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of the date hereof, before and after giving effect to the effectiveness of this

(d)  Amendment, as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate to a specific earlier date, in which case such representations and warranties were true and correct as of such earlier date.

(e)  Fees and Expenses. The Borrower shall pay all accrued and unpaid fees, costs and expenses in connection with the Amendment and the transactions contemplated thereby to the extent then due and payable, together with the reasonable legal fees and expenses of the Administrative Agent.

6.	Continuing Effect of Loan Documents

This Amendment shall not constitute an amendment or waiver of any provision of the Agreement not expressly referred to herein and shall not be construed as an amendment, waiver or consent to any further or future action on the part of the Credit Parties that would require an amendment, waiver or consent of the Lenders or Administrative Agent. Except as expressly amended hereby, the provisions of the Agreement are and shall remain in full force and effect.

7.	Counterparts

. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts (including by facsimile), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

8.	Severability

. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

9.	Integration.

This Amendment and the other Loan Documents represent the agreement of the Credit Parties, the Administrative Agent and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent or any Lender relative to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

10.	GOVERNING LAW

. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

AIRCASTLE INVESTMENT HOLDINGS 2 LIMITED

By: /s/ Ron Wainshal
Name: Ron Wainshal
Title: Director

AIRCASTLE IRELAND NO.1 LIMITED

By: /s/ Ron Wainshal
Name: Ron Wainshal
Title: Director

AIRCASTLE IRELAND NO. 3 LIMITED

By: /s/ Ron Wainshal
Name: Ron Wainshal
Title: Director

CONSTITUTION AIRCRAFT LEASING (IRELAND) 2 LIMITED
By: /s/ Ron Wainshal
Name: Ron Wainshal
Title: Director

EMER AIRCRAFT LEASING (IRELAND) LIMITED

By: /s/ Ron Wainshal
Name: Ron Wainshal
Title: Director

WELLS FARGO NORTHWEST, NATIONAL ASSOCIATION, as Owner Trustee under the various Trust Agreements

By: /s/ Val T. Orton
Name: Val T. Orton
Title: Vice President

AIRCRAFT MSN 29045 LLC

By: /s/ David Walton
Name: David Walton
Title: Managing Director

AIRCRAFT MSN 29046 LLC

By: /s/ Mark Zeidman
Name: Mark Zeidman
Title: Managing Director

AIRCRAFT MSN 1006 LLC

By: /s/ Mark Zeidman
Name: Mark Zeidman
Title: Managing Director

AIRCRAFT MSN 28213 LLC

By: /s/ Mark Zeidman
Name: Mark Zeidman
Title: Managing Director

ENDEAVOR AIRCRAFT LEASING (SWEDEN) 2 AB

By: /s/ Peter Plunkett
Name: Peter Plunkett
Title: Director

JPMORGAN CHASE BANK, N.A., as Agent and as Lender

By: /s/ Matthew H. Massie
Name: Matthew H. Massie
Title: Managing Director

BEAR STEARNS CORPORATE LENDING INC., as a Lender

By: /s/ Victor Bulzacchelli
Name: / Victor Bulzacchelli
Title: Vice President

CITICORP NORTH AMERICA, INC., as a Lender

By : /s/ Gaylord C. Holmes
Name: Gaylord C. Holmes
Title: Vice President